o 133 P-4

                       SUPPLEMENT DATED SEPTEMBER 1, 2000
                              TO THE PROSPECTUS OF

                         FRANKLIN ASSET ALLOCATION FUND
                                DATED MAY 1, 2000

The prospectus is amended as follows:

I. All references to Franklin Templeton Trust Company in this prospectus are replaced with Franklin Templeton Bank & Trust.

II. All references to the $5.00 exchange fee applicable to market timers are no longer applicable.

III. The "Management" section on page 9 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT
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      Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

      The team responsible for the fund's management is:

      R. MARTIN WISKEMANN, SENIOR VICE PRESIDENT OF ADVISERS
      Mr. Wiskemann has been a manager of the fund since 1972 and has more than 30 years' experience in the securities industry.

      DOUGLAS BARTON CFA, VICE PRESIDENT OF ADVISERS
      Mr. Barton has been a manager of the Fund since May 2000. He joined Franklin Templeton Investments in 1988.

      SAM KERNER, PORTFOLIO MANAGER OF ADVISERS
      Mr. Kerner has been a manager of the Fund since May 2000. He joined Franklin Templeton Investments in 1996.

      The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 0.60% of its average monthly net assets to the manager for its services.

IV. The section "Account Application" on page 16 is replaced with the following:

 ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 17). For example, if you would like to link one of your bank accounts to your fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

V. The following is added to the section "Buying shares" on page 16:

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[Insert graphic of phone]   If you have another        Before requesting a
BY PHONE                    Franklin Templeton fund    telephone purchase,
                            account with your bank     please make sure we have
                            account information on     your bank account
(Up to $100,000 per day)    file, you may open a new   information on file. If
                            account by phone.          we do not have this
1-800/632-2301                                         information, you will
                            To make a same day         need to send written
                            investment, please call    instructions with your
                            us by 1:00 p.m. Pacific    bank's name and address,
                            time or the close of the   a voided check or
                            New York Stock Exchange,   savings account deposit
                            whichever is earlier.      slip, and a signature
                                                       guarantee if the bank
                                                       and fund accounts do not
                                                       have at least one common
                                                       owner.

                                                       To make a same day
                                                       investment, please call
                                                       us by 1:00 p.m. Pacific
                                                       time or the close of the
                                                       New York Stock Exchange,
                                                       whichever is earlier.
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VI. The section "Telephone Privileges" on page 18 is replaced with the following:

 TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

 For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

 As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

VII. The last paragraph of the "Exchange Privilege" section on page 18 is replaced with the following:

 Because excessive trading can hurt fund performance, operations and shareholders, the fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the fund or its manager believes the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund (please see "Market Timers" on page 23).

VIII. In the Selling Shares table on page 21 the section "By Electronic Funds Transfer (ACH)" is replaced with the following:

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[Insert graphic of three  You can call or write to have redemption proceeds
lightning bolts] BY       sent to a bank account. See the policies above for
ELECTRONIC FUNDS          selling shares by mail or phone.
TRANSFER (ACH)
                          Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and fund accounts do not have at least one common owner.

                          If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
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IX. The section "Market Timers" on page 23 is replaced with the following:

 MARKET TIMERS The fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

 Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the fund, its manager or shareholder services agent, will be issued a written notice of their status and the fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

X. The first category in the section "Additional Policies" on page 23 is revised to read:

 o The fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

XI. The following paragraph is added to the section "Dealer Compensation" on page 24:

 MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.



              Please keep this supplement for future reference.